CUSIP No. 19249H103

EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other reporting persons on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.0001 per share of Coherus BioSciences, Inc., and that this agreement may be included as an exhibit to such joint filing. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this agreement as of February 14, 2017.

HEALTHCARE ROYALTY PARTNERS III, L.P.

By:	HealthCare Royalty GP III, LLC, its general partner

By:	/s/ Clarke B. Futch
Clarke B. Futch
Managing Partner

HEALTHCARE ROYALTY GP III, LLC, as general partner of HealthCare Royalty Partners III, L.P.

By:	/s/ Clarke B. Futch
Clarke B. Futch
Managing Partner

HCRP OVERFLOW FUND, L.P.

By:	HCRP Overflow GP, LLC, its general partner

By:	/s/ Clarke B. Futch
Clarke B. Futch
Managing Partner

HCRP OVERFLOW GP, LLC, as general partner of HCRP Overflow Fund, L.P.

By:	/s/ Clarke B. Futch
Clarke B. Futch
Managing Partner

MOLAG HEALTHCARE ROYALTY, LLC

By:	/s/ Clarke B. Futch
Clarke B. Futch
Managing Partner

CUSIP No. 19249H103

HCRP MGS ACCOUNT MANAGEMENT, LLC, as investment management of MOLAG Healthcare Royalty, LLC

By:	Vanderbilt Account Management GP, LLC, its managing member

By:	/s/ Clarke B. Futch
Clarke B. Futch
Managing Partner

VANDERBILT ACCOUNT MANAGEMENT GP, LLC

By:	/s/ Clarke B. Futch
Clarke B. Futch
Managing Partner

HEALTHCARE ROYALTY MANAGEMENT, LLC, as investment manager of HealthCare Royalty GP III, LLC and HCRP Overflow GP, LLC

By:	/s/ Clarke B. Futch
Clarke B. Futch
Managing Partner

/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Managing Partner, HealthCare Royalty
Management, LLC

/s/ Paul J. Hadden
Name:	Paul J. Hadden
Title:	Managing Director, HealthCare Royalty
Management, LLC

/s/ Matthew Q. Reber
Name:	Matthew Q. Reber
Title:	Managing Director, HealthCare Royalty
Management, LLC

/s/ Christopher A. White
Name:	Christopher A. White
Title:	Chief Operating Officer, HealthCare Royalty
Management, LLC

/s/ Michael G. Carter
Name:	Michael G. Carter
Title:	Investment Committee Member, HealthCare Royalty Management, LLC